1 Star Equity Holdings Announces Acquisition of Timber Technologies A Colfax, WI-based manufacturer of Engineered Wood Products (“EWP”) Nasdaq: STRR / STRRP www.starequity.com ✓ Enters Engineered Wood Product Market ✓ Diversifies Revenue Sources and End Markets ✓ Substantially Improves Cash Flow May 20, 2024 2 “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this presentation that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes (including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This presentation reflects management’s views as of the date presented. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: The information provided herein includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding results of operations of the Company. The non-GAAP financial measures used by the Company are intended to provide an enhanced understanding of our underlying operational measures to manage the Company’s business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from these non-GAAP financial measures to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Specifically, this presentation presents the non-GAAP financial measures “Adjusted EBITDA” (defined as “earnings before interest, taxes, depreciation, amortization adjusted for stock-based compensation and other one-time transaction costs such as merger and acquisitions, financing and etc.”). The most directly comparable measures for these non-GAAP financial measures are net income and diluted net income per share. All future figures based on guidance after conversion into a diversified holding company. FORWARD LOOKING STATEMENTS 3 Star Equity Holdings, Inc. (“Star”) completed the acquisition of Timber Technologies, LLC (“Timber Tech”) on May 17, 2024 TRANSACTION OVERVIEW Additional Details: • Closed $7 million term loan from Bridgewater Bank to partially finance the acquisition • Co-Owners/Operators, Tom Niska and Dale Schiferl, will stay with Timber Tech in their current roles Deal Structure: • $23 million includes: $16 million in upfront cash; $4 million in deferred cash; and a $3 million, 2-year earn-out paid 50% in cash & 50% in shares of STRRP preferred stock • Earn-out targets are based on Adj. EBITDA of $5.4 million and $6.0 million for years 1 & 2, respectively • Associated real estate expected to be acquired in June 2024 in a separate transaction o Real estate to be purchased with $3 million seller note amortizing over 10 years Overview: • Timber Tech is a Colfax, WI-based manufacturer of glue-laminated timber products (“glulam”) • $23 million cash-free, debt-free purchase price Rationale: • Timber Tech has strong, consistent cash generation with relatively low revenue volatility • Diversified end markets 4 ABOUT TIMBER TECH Colfax, WI-based manufacturer of EWP Loyal Customer Base Majority of client base is distributors, with the remainder being builders and construction related firms; over 50% of relationships exceed 15 years. Overview Glulam Product Offerings • Building Columns • Beams & Rafters • Building Trusses • Wall Columns • Treated Deck Beams Timber Tech Facility Large Manufacturing Capacity 69,000 square foot facility History of expanding manufacturing footprint to fuel growth; recently completed ~$1M expansion that has significantly increased production capacity. Highly Automated Have become increasingly automated over time by high-grading their equipment portfolio to create a unique, expanding depth of legacy and new equipment and technology. State-of-the-art Facility Through consistent investment in its plant, Timber Tech has built a state-of-the-art EWP manufacturing facility. The firm currently has one of the most advanced glulam manufacturing facilities in North America. Environmentally Friendly EWP have superior quality, durability, and are more environmentally sustainable compared to solid timber and other less sustainable building materials such as steel, concrete, and aluminum.

5 End Markets & Applications Colfax, WI-based manufacturer of EWP 40% 30% 20% 10%Agriculture Commercial Industrial Residential Market Trends Agriculture • Growing use of automation is creating a more efficient industry • Larger equipment creates need for storage facilities Commercial • Increasing awareness for zero-carbon structures increases demands for wood products vs. steel and concrete Industrial • Increased life cycle over solid timbers Residential • Continued growth in the housing market industry creates large opportunities for building material manufacturers • Growing demand for engineered wood products for residential projects yields a robust marketplace End market trends suggest long-term EWP growth Titan Timbers - Columns Architecture Builds Timber Truss Titan Timber Beams Titan Timbers Freestall Barn Titan Decks and Bridges ABOUT TIMBER TECH 6 Combination adds significant scale, more than doubling Building Solutions segment Net Income & Adj. EBITDA FINANCIAL SUMMARY Star Building Solutions Segment Timber Technologies $45.8 $18.8 $- $10.0 $20.0 $30.0 $40.0 $50.0 FY 2023 Total Revenue (in millions) 1 1) Unaudited. 2) Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation. $4.4 $5.5 $- $2.0 $4.0 $6.0 FY 2023 Adjusted EBITDA (in millions) 2 $2.5 $5.3 $- $2.0 $4.0 $6.0 FY 2023 Net Income (in millions) 1 7 ACQUISITION STRATEGIC RATIONALE History of Strong Financial Performance & Outlook • 20+ year history of non-seasonal revenue, consistent profitability and strong cash generation • Diversifies Star’s revenue within its Building Solutions segment • EWP industry to benefit from secular trends with long- term upside potential Enters New Market and Diversifies Revenues; Significantly Improves Cash Flow Complements Existing Businesses • Sharing of best practices and industry knowledge • Collaboration on construction projects; purchasing power for raw materials • Potential to re-open Star’s idle factory in Oxford, ME to produce EWP Competitive Advantages • High barriers to entry: niche market that requires significant initial capital investments and know-how • Strategically located on a rail spur (facilitates product deliveries) • Strong regional demand and regionally fragmented market offer opportunities for consolidation and expansion Big Lake Lumber* Glenbrook Office* Glenbrook Lumber Yard* Timber Tech EdgeBuilder Wall Panels* * Existing Star business. 8 CORPORATE STRUCTURE Star Equity Holdings, Inc. InvestmentsBuilding Solutions Private Investments Public Investments Real Estate • Star Equity Fund is a portfolio of public equities managed by STRR. • Makes strategic investments in undervalued public companies, potential acquisition targets, or JVs. • Owns, manages, and finances operating company real estate assets. • Holds private company debt and equity interests. • Makes strategic investments in potential acquisition targets or JVs. Colfax, WI • Manufactures engineered wood products: glue- laminated timber (“glulam”) columns, beams, and trusses. Minneapolis-St Paul Area • Designs and manufactures wall panels and engineered wood products for commercial and residential projects . • Distributes building materials and operates a lumber yard and showroom. Recently added Big Lake Lumber Maine / New England • Designs and manufactures modular housing units for commercial and residential projects. Recently added

9 Appendix 10 Reconciliation of Net Income to Adjusted EBITDA1 ($ in 000s) Timber Technologies, LLC For the Year Ended December 31, 2023 (in thousands) Net Income 5,341 Interest Expense - Interest Income (51) Taxes - Depreciation 204 Amortization - Total EBITDA 5,494 Other Income (5) Officer Life Insurance 15 Owner Expenses 10 Adjusted EBITDA 5,515 1 Timber Technologies financials presented herein are unaudited. 11 Reconciliation of Net Income to Adjusted EBITDA ($ in 000s) 12 Jeff Eberwein Executive Chairman Rick Coleman CEO David Noble CFO admin@starequity.com Investor Relations Lena Cati Senior Vice President 212-836-9611 / lcati@equityny.com Katie Murphy Analyst 212-836-9612 / kmurphy@equityny.com CONTACT US